UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2021

NRX PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38302	82-2844431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Orange Street, Suite 600, Wilmington, Delaware		19801
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (484) 254-6134

Big Rock Partners Acquisition Corp.

2645 N. Federal Highway, Suite 230

Delray Beach, FL 33483

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NRXP	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	NRXPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 24, 2021, NRX Pharmaceuticals, Inc., a Delaware corporation (formerly known as Big Rock Partners Acquisition Corp., “BRPA”), held an annual meeting of stockholders (“Meeting”), by means of live audio webcast, which was called to approve the proposals relating to the entry into and consummation of the Agreement and Plan of Merger, dated as of December 13, 2020 (as amended, the “Merger Agreement”), by and among BRPA, NeuroRx, Inc., a Delaware corporation (“NeuroRx”), and Big Rock Merger Corp., a Delaware corporation and wholly-owned subsidiary of BRPA (“Merger Sub”). An aggregate of 2,135,500 shares of BRPA common stock, which represents a quorum of the outstanding common stock entitled to vote on the record date of April 23, 2021, were represented at the Meeting in person (which includes presence at the virtual meeting) or by proxy.

BRPA’s stockholders voted on the following proposals at the Meeting, each of which was approved:

(1) Proposal No. 1 — The Business Combination Proposal – To approve and adopt the Merger Agreement, and the transactions contemplated therein, including the merger of Merger Sub with and into NeuroRx, Inc. The following is a tabulation of the votes with respect to this proposal, which was approved by BRPA’s stockholders:

For	Against	Abstain	Broker Non-Votes
2,135,500	0	0	0

BRPA’s public stockholders who wish to exercise conversion rights must demand conversion no later than ten (10) business days following the Meeting date by tendering their shares to Continental Stock Transfer & Trust Company, BRPA’s transfer agent, by either physically delivering share certificates to the transfer agent or by delivering shares electronically using the transfer agent’s DWAC (Deposit Withdrawal at Custodian) system.

(2) Proposal No. 2 — The Charter Proposals – To approve amendments to BRPA’s current amended and restated certificate of incorporation, which amendments will be effective following the consummation of the business combination and will be embodied in a second amended and restated certificate of incorporation of BRPA (the “Proposed Charter”) to:

a. Change the name of BRPA from “Big Rock Partners Acquisition Corp.” to “NRX Pharmaceuticals, Inc.” The following is a tabulation of the votes with respect to this proposal, which was approved by BRPA’s stockholders:

For	Against	Abstain	Broker Non-Votes
2,135,500	0	0	0

b. Increase the number of authorized shares of Common Stock from 100,000,000 shares to 500,000,000 shares. The following is a tabulation of the votes with respect to this proposal, which was approved by BRPA’s stockholders:

For	Against	Abstain	Broker Non-Votes
2,135,500	0	0	0

c. Increase the authorized shares of preferred stock from 1,000,000 to 50,000,000. The following is a tabulation of the votes with respect to this proposal, which was approved by BRPA’s stockholders:

For	Against	Abstain	Broker Non-Votes
2,135,500	0	0	0

d. Require an affirmative vote of holders of at least two-thirds (66 2/3%) of the voting power of all of the then outstanding shares of voting stock of NRX Pharmaceuticals following the consummation of the business combination, voting together as a single class, to amend, alter, repeal or rescind certain provisions of the Proposed Charter relating to the authorization and issuance of preferred stock, the board of directors, stockholder actions, liability of directors, indemnification of directors and officers, forum selection and amendments to the Proposed Charter. The following is a tabulation of the votes with respect to this proposal, which was approved by BRPA’s stockholders:

For	Against	Abstain	Broker Non-Votes
2,135,500	0	0	0

e. Provide for the removal of directors with cause only by stockholders voting at least three-quarters (75%) of the voting power of all of the then outstanding shares of voting stock of NRX Pharmaceuticals entitled to vote at an election of directors. The following is a tabulation of the votes with respect to this proposal, which was approved by BRPA’s stockholders:

For	Against	Abstain	Broker Non-Votes
2,135,500	0	0	0

f. Remove the various provisions applicable only to special purpose acquisition companies. The following is a tabulation of the votes with respect to this proposal, which was approved by BRPA’s stockholders:

For	Against	Abstain	Broker Non-Votes
2,135,500	0	0	0

(3) Proposal No. 3 — The Bylaws Proposal – To approve amendments to BRPA’s amended and restated bylaws, which amendments will be effective following the consummation of the Transactions and be embodied in a second amended and restated bylaws of BRPA (the “ (the “Proposed Bylaws”), including to no longer require the affirmative vote of the holders of at least 66.7% of the issued and outstanding capital stock of BRPA to amend certain provision of the Proposed Bylaws and provide that the board of directors of NRX Pharmaceuticals be expressly empowered to adopt, amend or repeal the bylaws of NRX Pharmaceuticals. The following is a tabulation of the votes with respect to this proposal, which was approved by BRPA’s stockholders:

For	Against	Abstain	Broker Non-Votes
2,135,500	0	0	0

(4) Proposal No. 4 — The Nasdaq Proposals – To approve separate proposals, as required by the rules of the Nasdaq Stock Market, to:

a. Approve the issuance of an aggregate of 75,200,000 shares of Common Stock to the securityholders of NeuroRx and to EBC in the Transactions. The following is a tabulation of the votes with respect to this proposal, which was approved by BRPA’s stockholders:

For	Against	Abstain	Broker Non-Votes
2,135,500	0	0	0

b. Approve the issuance of Common Stock to the securityholders of NeuroRx resulting in a change of control of BRPA. The following is a tabulation of the votes with respect to this proposal, which was approved by BRPA’s stockholders:

For	Against	Abstain	Broker Non-Votes
2,135,500	0	0	0

c. Approve the issuance of an aggregate of 1,000,000 shares of Common Stock to the Investors in the PIPE. The following is a tabulation of the votes with respect to this proposal, which was approved by BRPA’s stockholders:

For	Against	Abstain	Broker Non-Votes
2,135,500	0	0	0

(5) Proposal No. 5 — The Director Proposal — To elect six (6) directors to the board of directors of BRPA to serve following the consummation of the Transactions. The following is a tabulation of the votes with respect to each director elected at the Meeting:

Director	For	Withheld	Broker Non- Vote
Class I
Chaim Hurvitz	2,135,500	0	0
Daniel Troy	2,135,500	0	0
Class II
Sherry Glied	2,135,500	0	0
Aaron Gorovitz	2,135,500	0	0
Class III
Patrick Flynn	2,135,500	0	0
Jonathan Javitt	2,135,500	0	0

(6) Proposal No. 6 — The Plan Proposal – To approve the 2021 Long-Term Incentive Equity Plan. The following is a tabulation of the votes with respect to this proposal, which was approved by BRPA’s stockholders:

For	Against	Abstain	Broker Non-Votes
2,135,500	0	0	0

Because each of the foregoing proposals were approved and because BRPA and NeuroRx did not require additional time to complete the business combination, the proposal to adjourn the Meeting to a later date or dates, if necessary, was not presented at the Meeting.

Item 7.01. Regulation FD Disclosure.

On May 24, 2021, BRPA and NeuroRx issued a press release announcing the completion of the transactions contemplated by the Merger Agreement. The press release is attached as Exhibit 99.1 hereto.

The information set forth under this Item 7.01, including the exhibit hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (“Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

99.1	Press release, dated May 25, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRX PHARMACEUTICALS, INC.

Dated: May 26, 2021	By:	/s/ Alessandra Daigneault
	Name:	Alessandra Daigneault
	Title:	General Counsel and Corporate Secretary